                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
                       Class A-1 3.30% Asset Backed Notes
                       Class A-2 3.79% Asset Backed Notes
                       Class A-3 4.05% Asset Backed Notes
                       Class A-4 4.22% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2005-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank N.A., as the Backup Servicer and Indenture Trustee, dated as of May 26, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



COLLECTION PERIOD BEGINNING:                                       5/1/2005
COLLECTION PERIOD ENDING:                                         5/31/2005
PREV. DISTRIBUTION/CLOSE DATE:                                    5/26/2005
DISTRIBUTION DATE:                                                6/13/2005
DAYS OF INTEREST FOR PERIOD:                                             18
DAYS OF COLLECTION PERIOD:                                               31
MONTHS SEASONED:                                                          1


                                                                                          ORIGINAL
PURCHASES                          UNITS          CUT-OFF DATE     CLOSING DATE        POOL BALANCE
---------                          -----          ------------     ------------       --------------

INITIAL PURCHASE                   71,265          4/30/2005        5/26/2005        1,200,000,000.18
SUB. PURCHASE #1
SUB. PURCHASE #2
                                   ------                                            ----------------
TOTAL                              71,265                                            1,200,000,000.18



--------------------------------------------------------------------------------
I.      ORIGINAL DEAL PARAMETERS
--------------------------------------------------------------------------------

                                                       DOLLAR AMOUNT                                           # OF CONTRACTS

      Original Portfolio:                           $ 1,200,000,000.18                                              71,265

                                                                                                                 LEGAL FINAL
      Original Securities:                              DOLLAR AMOUNT                   COUPON                     MATURITY

         Class A-1 Notes                            $   245,000,000.00                 3.30000%                   6/12/2006
         Class A-2 Notes                                335,000,000.00                 3.79000%                   1/12/2009
         Class A-3 Notes                                290,000,000.00                 4.05000%                   3/12/2010
         Class A-4 Notes                                234,000,000.00                 4.22000%                   6/12/2012
           Total
                                                    ------------------
                                                    $ 1,104,000,000.00

--------------------------------------------------------------------------------
II.     COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------


   (1)  Beginning of period Aggregate Principal Balance                                                    (1)     1,200,000,000.18
                                                                                                              ---------------------
   (2)  Subsequent Receivables Added                                                                       (2)                   --
                                                                                                              ---------------------
        Monthly Principal Amounts

          (3)   Principal Portion of Scheduled Payments Received                (3)   12,805,822.34
                                                                                   ----------------
          (4)   Principal Portion of Prepayments Received                       (4)   14,682,502.14
                                                                                   ----------------
          (5)   Principal Portion of Liquidated Receivables                     (5)       81,745.89
                                                                                   ----------------
          (6)   Aggregate Amount of Cram Down Losses                            (6)              --
                                                                                   ----------------
          (7)   Other Receivables Adjustments                                   (7)              --
                                                                                   ----------------
          (8)   Total Principal Distributable Amounts                                                      (8)        27,570,070.37
                                                                                                              ---------------------
   (9)  End of Period Aggregate Principal Balance                                                          (9)     1,172,429,929.81
                                                                                                              =====================
   (10) Pool Factor  (Line 9 / Original Pool Balance)                                                     (10)              97.7025%
                                                                                                              =====================

--------------------------------------------------------------------------------
III.    COLLECTION PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------


                                                CLASS A-1         CLASS A-2        CLASS A-3        CLASS A-4          TOTAL
                                                ---------         ---------        ---------        ---------          -----

   (11) Original Note Balance                 $245,000,000.00   335,000,000.00   290,000,000.00   234,000,000.00  $1,104,000,000.00
                                              ---------------   --------------   --------------   --------------  -----------------

   (12) Beginning of period Note Balance       245,000,000.00   335,000,000.00   290,000,000.00   234,000,000.00   1,104,000,000.00
                                              ---------------   --------------   --------------   --------------  -----------------
   (13) Noteholders' Principal
           Distributable Amount                 27,570,070.37               --               --               --      27,570,070.37

   (14) Class A Noteholders'
           Accelerated Principal Amount         10,486,595.36               --               --               --      10,486,595.36

   (15) Class A Noteholders' Principal
           Carryover Amount                                --               --               --               --                 --

   (16) Policy Claim Amount                                --               --               --               --                 --
                                              ---------------   --------------   --------------   --------------  -----------------
   (17) End of period Note Balance             206,943,334.27   335,000,000.00   290,000,000.00   234,000,000.00   1,065,943,334.27
                                              ===============   ==============   ==============   ==============  =================
   (18) Note Pool Factors (Line 17/Line 11)           84.4667%        100.0000%        100.0000%        100.0000%           96.5528%
                                              ---------------   --------------   --------------   --------------  -----------------
   (19) Class A Noteholders' Ending
           Note Balance                      1,065,943,334.27

   (21) Class A Noteholders' Beginning
           Note Balance                      1,104,000,000.00

   (23) Total Noteholders Principal
          Distribution for Collection
          Period                                38,056,665.73

   (24) Total Noteholders Interest
          Distribution for Collection
          Period                                 2,024,741.94

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
                       Class A-1 3.30% Asset Backed Notes
                       Class A-2 3.79% Asset Backed Notes
                       Class A-3 4.05% Asset Backed Notes
                       Class A-4 4.22% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

--------------------------------------------------------------------------------
IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
--------------------------------------------------------------------------------


   (25) Total Monthly Principal Collection Amounts                                                             (25)    27,570,070.37
                                                                                                                   -----------------
   (26) Required Pro Forma Class A Note Balance (86.5% x Line 9)                 (26)   1,014,151,889.29
                                                                                     -------------------
   (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                        (27)   1,076,429,929.63
                                                                                     -------------------
   (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                       (28)                 --                          --
                                                                                     -------------------           -----------------
   (29) Principal Distribution Amount (Line 25 - Line 28)                                                      (29)    27,570,070.37
                                                                                                                   =================

--------------------------------------------------------------------------------
V.      RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------


   AVAILABLE FUNDS

   (30) Interest Collections                                                     (30)      14,975,794.46
                                                                                     -------------------
   (31) Repurchased Loan Proceeds Related to Interest                            (31)                 --
                                                                                     -------------------
   (32) Principal Collections                                                    (32)      12,805,822.34
                                                                                     -------------------
   (33) Prepayments in Full                                                      (33)      14,682,502.14
                                                                                     -------------------
   (34) Prepayments in Full Due to Administrative Repurchases                    (34)                 --
                                                                                     -------------------
   (35) Repurchased Loan Proceeds Related to Principal                           (35)                 --
                                                                                     -------------------
   (36) Collection of Supplemental Servicing - Extension and Late Fees           (36)         115,105.12
                                                                                     -------------------
   (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced   (37)                 --
                                                                                     -------------------
   (38) Liquidation Proceeds                                                     (38)          43,600.00
                                                                                     -------------------
   (39) Recoveries from Prior Month Charge-Offs                                  (39)                 --
                                                                                     -------------------
   (40) Investment Earnings - Collection Account                                 (40)          16,816.86
                                                                                     -------------------
   (41) Investment Earnings - Spread Account                                     (41)          11,427.87
                                                                                     -------------------
   (42) Total Available Funds                                                                                  (42)    42,651,068.79
                                                                                                                   -----------------

   DISTRIBUTIONS:

   (43) Base Servicing Fee - to Servicer                                         (43)       2,250,000.00
                                                                                     -------------------
   (44) Supplemental Servicing Fee - to Servicer                                 (44)         115,105.12
                                                                                     -------------------
   (45) Indenture Trustee Fees                                                   (45)             250.00
                                                                                     -------------------
   (46) Owner Trustee Fees                                                       (46)                 --
                                                                                     -------------------
   (47) Backup Servicer Fees                                                     (47)                 --
                                                                                     -------------------
   NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT




                        BEGINNING       INTEREST    INTEREST                       CALCULATED
           CLASS       NOTE BALANCE    CARRYOVER     RATE     DAYS     DAYS BASIS   INTEREST
         --------     --------------  ----------   ---------  ----     ----------  ----------
   (48)  Class A-1    245,000,000.00     --        3.30000%    18     Act.Days/360  404,250.00            (48)     404,250.00
                                                                                                              ---------------
   (49)  Class A-2    335,000,000.00     --        3.79000%    17       30/360      599,556.94            (49)     599,556.94
                                                                                                              ---------------
   (50)  Class A-3    290,000,000.00     --        4.05000%    17       30/360      554,625.00            (50)     554,625.00
                                                                                                              ---------------
   (51)  Class A-4    234,000,000.00     --        4.22000%    17       30/360      466,310.00            (51)     466,310.00
                                                                                                              ---------------

   NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                                    MANDATORY
                      PRINCIPAL     PRINCIPAL     EXCESS               NOTE      TOTAL
           CLASS     DISTRIBUTION   CARRYOVER    PRIN. DUE          PREPAYMENT  PRINCIPAL
         --------   --------------  ----------   ---------  ------  ----------
   (52)  Class A-1  27,570,070.37       --           --        --       --     27,570,070.37   (52) 27,570,070.37
                                                                                                   --------------
   (53)  Class A-2             --       --           --        --       --                --   (53)            --
                                                                                                   --------------
   (54)  Class A-3             --       --           --        --       --                --   (54)            --
                                                                                                   --------------
   (55)  Class A-4             --       --           --        --       --                --   (55)            --
                                                                                                   --------------
   (56)  Insurer Premiums - to Ambac                                                           (56)    204,306.00
                                                                                                   --------------
   (57)  Total Distributions                                                                                      (57) 32,164,473.43
                                                                                                                      --------------
(58) Excess Available Funds (or Premium Claim Amount)                                                             (58) 10,486,595.36
                                                                                                                      --------------
(59) Deposit to Spread Account to Increase to Required Level                                                      (59)           --
                                                                                                                      --------------
(60) Amount available for Noteholders' Accelerated Principle Amount                                               (60) 10,486,595.36
                                                                                                                      --------------
(61) Amount available for Deposit into the Note Distribution Account                                              (61)            --
                                                                                                                      --------------

--------------------------------------------------------------------------------
VI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
--------------------------------------------------------------------------------



   (62) Excess Available Funds After Amount to
           Increase Spread to Required Level (Line 58 - Line 59)                          (62)      10,486,595.36
                                                                                              -------------------
   (63) Spread Account Balance in Excess of Required Spread Balance                       (63)                 --
                                                                                              -------------------
   (64) Total Excess Funds Available                                                      (64)      10,486,595.36
                                                                                              -------------------
   (65) Pro Forma Class A Note Balance (Line 21 - Line 8)                                 (65)   1,076,429,929.63
                                                                                              -------------------
   (66) Required Pro Forma Class A Note Balance (.865% x Line 9)                          (66)   1,014,151,889.29
                                                                                              -------------------
   (67) Excess of Pro Forma Balance over Required Balance (Line 65 - Line 66)             (67)      62,278,040.34
                                                                                              -------------------
   (68) Lesser of (Line 66) or (Line 67)                                                  (68)      62,278,040.34
                                                                                              -------------------
   (69) Accelerated Principal Amount (Lesser of Line 64 or 68)                                                   (69) 10,486,595.36
                                                                                                                     --------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
                       Class A-1 3.30% Asset Backed Notes
                       Class A-2 3.79% Asset Backed Notes
                       Class A-3 4.05% Asset Backed Notes
                       Class A-4 4.22% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


--------------------------------------------------------------------------------
VII.    RECONCILIATION OF SPREAD ACCOUNT:
--------------------------------------------------------------------------------



                                                                         INITIAL DEPOSIT                                 TOTAL
                                                                         ---------------                              --------------

(70)    INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                   24,000,000.00                                  24,000,000.00

(71)    BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
        ADDITIONS TO SPREAD ACCOUNT                                                                              (71)  24,000,000.00
                                                                                                                     ---------------

   (72) Deposit from Collection Account (Line 61)                                         (72)                 --
                                                                                              -------------------
   (73) Investments Earnings                                                              (73)          11,427.87
                                                                                              -------------------
   (74) Deposits Related to Subsequent Receivables Purchases                              (74)                 --
                                                                                              -------------------

   (75) Total Additions                                                                                          (75)      11,427.87
                                                                                                                     ---------------
        SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
        AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                    (76)  24,011,427.87
                                                                                                                     ---------------

   (77) 2% of the Ending Pool Balance (2% x Line 9)                                       (77)      24,000,000.00
                                                                                              -------------------
   (78) Floor Amount (2.0% of Original Pool Balance)                    24,000,000.00     (78)                 --
                                                                                              -------------------
   (79) If a Spread Cap Event exists then 4% of the Ending Pool Balance            --     (79)                 --
                                                                                              -------------------
   (80) If a Trigger Event exists then an unlimited amount as
          determined by the Controlling Party                                             (80)                 --
                                                                                              -------------------

   (81) Spread Account Requirement                                                                               (81)  24,000,000.00
                                                                                                                     ---------------

        WITHDRAWALS FROM SPREAD ACCOUNT

   (82) Withdrawal pursuant to Section 5.1(b) (Transfer Investment
          Earnings to the Collection Account)                                             (82)         11,427.87
                                                                                              ------------------
   (83) Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                    (83)                --
                                                                                              ------------------
   (84) Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed to the Insurer)     (84)                --
                                                                                              ------------------
   (85) Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid
          amounts owed to the Insurer)                                                    (85)                --
                                                                                              ------------------
   (86) Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution Account
          - Class A Noteholders' Accelerated Principal Amount)                            (86)             (0.00)
                                                                                              ------------------
   (87) Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account
          - Class B Noteholders' Principal)                                               (87)                --
                                                                                              ------------------
   (88) Total Withdrawals                                                                 (88)         11,427.87
                                                                                              ------------------

                                                                                                                 (89)      11,427.87
                                                                                                                     ---------------
        END OF PERIOD SPREAD ACCOUNT BALANCE                                                                     (90)  24,000,000.00
                                                                                                                     ---------------



VIII.   CALCULATION OF OC LEVEL AND OC PERCENTAGE

   (91) Aggregate Principal Balance                                                       (91) 1,172,429,929.81
                                                                                              -----------------
   (92) End of Period Class A Note Balance                                                (92) 1,065,943,334.27
                                                                                              -----------------
   (93) Line 91 less Line 92                                                              (93)   106,486,595.54
                                                                                              -----------------
   (94) OC Level (Line 93/Line 91)                                                        (94)             9.08%
                                                                                              -----------------
   (95) Ending Spread Balance as of a percentage of
          Aggregate Principal Balance (Line 90/Line 91)                                   (95)             2.05%
                                                                                              -----------------
   (96) OC Percentage (Line 94 + Line 95)                                                                        (96)         11.13%
                                                                                                                     --------------


--------------------------------------------------------------------------------
IX.     AMOUNTS DUE TO CERTIFICATEHOLDER
--------------------------------------------------------------------------------


   (97) Total Cash Available for Distribution from Preceding Collection Period                                   (97) 42,651,068.79

   (98) Total Cash Required for Items 1 through 10 pursuant to Section
           5.7 of the Sale and Servicing Agreement                                                               (98) 42,651,068.79

   (99) Remaining Balance to the Certificateholder                                                               (99)            --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:     /s/ Mike Wilhelms
        --------------------------------
Name:   Mike Wilhelms
        --------------------------------
Title:  Sr. VP & Chief Financial Officer
        --------------------------------
Date:   3-Jun-2005
        --------------------------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
                       Class A-1 3.30% Asset Backed Notes
                       Class A-2 3.79% Asset Backed Notes
                       Class A-3 4.05% Asset Backed Notes
                       Class A-4 4.22% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2005-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank N.A., as the Backup Servicer and Indenture Trustee, dated as of May 1, 2005. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

-------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:                                         05/01/2005
COLLECTION PERIOD ENDING:                                            05/31/2005
PREV. DISTRIBUTION/CLOSE DATE:                                       05/26/2005
DISTRIBUTION DATE:                                                   06/13/2005
DAYS OF INTEREST FOR PERIOD:                                                 18
DAYS IN COLLECTION PERIOD:                                                   31
MONTHS SEASONED:                                                              1
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Pool Balance                                          $1,200,000,000.18

Beginning of Period Pool Balance                                1,200,000,000.18
Principal Reduction during preceding Collection Period             27,570,070.37
End of Period Pool Balance                                     $1,172,429,929.81
--------------------------------------------------------------------------------



I.     COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                           CLASS A-1        CLASS A-2          CLASS A-3         CLASS A-4           TOTAL
                                           ---------        ---------          ---------         ---------           -----

   (1)  Original Note Balance        (1) $245,000,000.00   $335,000,000.00  $290,000,000.00   $234,000,000.00   $1,104,000,000.00
                                        ----------------    --------------   --------------    --------------    ----------------
   (2)  Beginning of Period
          Note Balance               (2)  245,000,000.00    335,000,000.00   290,000,000.00    234,000,000.00    1,104,000,000.00

   (3)  Note Principal Payments      (3)   38,056,665.73              0.00             0.00              0.00       38,056,665.73

   (4)  Preliminary End of period
          Note Balance               (4)  206,943,334.27    335,000,000.00   290,000,000.00    234,000,000.00    1,065,943,334.27
                                        ----------------    --------------   --------------    --------------    ----------------
   (5)  Policy Claim Amount          (5)            0.00              0.00             0.00              0.00                0.00

   (6)  End of period Note Balance   (6)  206,943,334.27    335,000,000.00   290,000,000.00    234,000,000.00    1,065,943,334.27
                                        ================    ==============   ==============    ==============     ===============
   (7)  Note Pool Factors (6)/(1)    (7)      84.4666670%      100.0000000%     100.0000000%      100.0000000%         96.5528382%
                                        ================    ==============   ==============    ==============     ===============



--------------------------------------------------------------------------------
II.     NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT
--------------------------------------------------------------------------------


                                             CLASS A-1          CLASS A-2         CLASS A-3         CLASS A-4          TOTAL
                                             ---------          ---------         ---------         ---------          -----


   (8)  Note Interest Payments       (8)      404,250.00        599,556.94       554,625.00        466,310.00        2,024,741.94

   (9)  Interest Carryover Amount    (9)            0.00              0.00             0.00              0.00                0.00


--------------------------------------------------------------------------------
III.    DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
--------------------------------------------------------------------------------


                                            CLASS A-1          CLASS A-2       CLASS A-3          CLASS A-4          TOTAL
                                            ---------          ---------       ---------          ---------          -----


   (10) Principal Distribution      (10)          155.33              0.00             0.00              0.00              155.33

   (11) Interest Distribution       (11)            1.65              1.79             1.91              1.99                7.35
                                        ----------------    --------------   --------------    --------------    ----------------

   (12) Total Distribution(10)+(11) (12)          156.98              1.79             1.91              1.99              162.68

--------------------------------------------------------------------------------
IV.     SERVICING FEE PAID TO THE SERVICER
--------------------------------------------------------------------------------



   (13) Base Servicing Fee Paid for the Prior Collection Period                                                  $     2,250,000.00

   (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                                  115,105.12
                                                                                                                 ------------------
   (15) Total Fees Paid to the Servicer                                                                          $     2,365,105.12

--------------------------------------------------------------------------------
V.      COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------


                                                                                      CUMULATIVE        MONTHLY

   (16) Original Number of Receivables                                           (16)    71,265
                                                                                       --------         --------

   (17) Beginning of period number of Receivables                                (17)    71,265           71,265

   (18) Number of Subsequent Receivables Purchased                               (18)         0                0

   (19) Number of Receivables becoming Liquidated Receivables during period      (19)         4                4

   (20) Number of Receivables becoming Purchased Receivables during period       (20)         0                0

   (21) Number of Receivables paid off during period                             (21)       891              891
                                                                                       --------         --------

   (22) End of period number of Receivables                                      (22)    70,370           70,370
                                                                                       --------         --------


--------------------------------------------------------------------------------
VI.     STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------



                                                                                      ORIGINAL      PREV. MONTH     CURRENT
                                                                                     -----------   -------------  -----------
   (23) Weighted Average APR of the Receivables                              (23)        16.08%         0.00%         16.08%

   (24) Weighted Average Remaining Term of the Receivables                   (24)         61.9            --           61.0

   (25) Weighted Average Original Term of Receivables                        (25)         68.4            --           68.4

   (26) Average Receivable Balance                                           (26)      $16,839        $    0       $ 16,661

   (27) Aggregate Realized Losses                                            (27)      $     0        $    0       $ 38,146

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2005-A
                       Class A-1 3.30% Asset Backed Notes
                       Class A-2 3.79% Asset Backed Notes
                       Class A-3 4.05% Asset Backed Notes
                       Class A-4 4.22% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


--------------------------------------------------------------------------------
VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------
         Receivables with Scheduled Payment delinquent


                                                                                              UNITS         DOLLARS      PERCENTAGE
                                                                                            --------      ------------   ----------

   (28)  31-60 days                                                               (28)        1,864       $31,086,104       2.65%

   (29)  61-90 days                                                               (29)           28           494,513       0.04%

   (30)  over 90 days                                                             (30)           43           753,406       0.06%
                                                                                      -------------      ------------     ------
   (31)  Receivables with Scheduled Payment delinquent more than 30 days at
         end of period                                                            (31)        1,935       $32,334,022       2.76%
                                                                                      -------------      ------------     ------

--------------------------------------------------------------------------------
VIII.  NET LOSS RATE: (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------


   (32)  Total Net Liquidation Losses for the preceding Collection Period                               (32)             38,145.89

   (33)  Beginning of Period Pool Balance                                                               (33)      1,200,000,000.18

   (34)  Net Loss Rate                                                                                  (34)                  0.00%



--------------------------------------------------------------------------------
IX.    MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------

   (35)  Aggregate Principal Balance of Receivables extended during
         the preceding collection period                                                                (35)          7,356,333.90

   (36)  Beginning of Period Pool Balance                                                               (36)      1,200,000,000.18

   (37)  Monthly Extension Rate                                                                         (37)                  0.61%


--------------------------------------------------------------------------------
X.     PERFORMANCE TESTS:
--------------------------------------------------------------------------------

       DELINQUENCY RATE HISTORY FOR PREVIOUS THREE COLLECTION PERIODS



   (38) Delinquency Rate in Preceding Collection Period                           (38)             0.11%
                                                                                      -------------------
   (39) Delinquency Rate in Second Preceding Collection Period                    (39)             0.00%
                                                                                      -------------------
   (40) Delinquency Rate in Third Preceding Collection Period                     (40)             0.00%
                                                                                      -------------------
   (41) Delinquency Rate in Preceding Collection Period                                                     (41)            0.11%
                                                                                                                ----------------
   (42) Delinquency Rate Trigger Level for the Preceding Collection Period                                  (42)            0.50%
                                                                                                                ----------------
   (43) Preceding Collection Period Delinquency Rate Compliance                                             (43)            PASS
                                                                                                                ----------------
        CUMULATIVE NET LOSS RATIO

   (44) Cumulative Net Losses incurred prior to the Preceding Collection Period   (44) $               --
                                                                                      -------------------
   (45) Net Loss incurred in Preceding Collection Period                          (45)          38,145.89
                                                                                      -------------------
   (46) Cumulative Net Losses                                                     (46)          38,145.89
                                                                                      -------------------
   (47) Original Pool Balance                                                     (47) $ 1,200,000,000.18
                                                                                      -------------------
   (48) Cumulative Net Loss Ratio((46)/(47))                                                                (48)            0.00%
                                                                                                                ----------------
   (49) Cumulative Net Loss Rate Trigger Level for the Preceding
           Collection Period                                                                                (49)            1.56%
                                                                                                                ----------------
   (50) Preceding Collection Period Cumulative Net Loss Rate Compliance                                     (50)            PASS
                                                                                                                ----------------


        AVERAGE MONTHLY EXTENSION RATE

   (51) Principal Balance of Receivables extended during preceding
           Collection Period                                                      (51)               0.61%
                                                                                      -------------------
   (52) Principal Balance of Receivables extended during the Second
           Preceding Collection Period                                            (52)               0.00%
                                                                                      -------------------
   (53) Principal Balance of Receivables extended during the Third
           Preceding Collection Period                                            (53)               0.00%
                                                                                      -------------------
   (54) Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                               (54)            0.61%
                                                                                                                ----------------
   (55) Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                             (55)            PASS
                                                                                                                ----------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com




By:     (S)/ Mike Wilhelms
        -----------------------------------------
Name:   Mike Wilhelms
        -----------------------------------------
Title:  Sr. VP & Chief Financial Officer
        -----------------------------------------
Date:   3-Jun-2005
        -----------------------------------------


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